                                United States
                      Securities and Exchange Commission
                           Washington, D.C.  20549
                           -----------------------


                                   FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                         DISCOVER CARD MASTER TRUST I
                         ----------------------------
            (Exact name of registrant as specified in its charter)



       Delaware                    0-23108                   Not required
       --------                    -------                   ------------
(State of organization)    (Commission File Number)        (I.R.S. Employer
                                                          Identification No.)

c/o Greenwood Trust Company
12 Read's Way
New Castle, Delaware                                            19720
--------------------                                            -----
(Address of principal                                         (Zip Code)
executive offices)


                   SECURITIES TO BE REGISTERED PURSUANT TO
                          SECTION 12(b) OF THE ACT:


                                                         Name of each exchange
Title of each class                                      on which each class
to be so registered                                      is to be registered
-------------------                                      -------------------
       None                                                     None


                   SECURITIES TO BE REGISTERED PURSUANT TO
                          SECTION 12(g) OF THE ACT:


      Series 1998-4 5.75% Class A Credit Card Pass-Through Certificates Series 1998-4 5.90% Class B Credit Card Pass-Through Certificates
      -----------------------------------------------------------------
                               (Title of Class)





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Item 1.  Description of Registrant's Securities to be Registered.

         Item 1 incorporates by reference the "Description of the Investor Certificates" on pages 16 to 29 of the Prospectus dated April 3, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-16103) and on pages S-17 to S-31 of the Prospectus Supplement dated April 3, 1998 (filed pursuant to Rule 424(b) as part of Registration Statement No. 333-16103).

Item 2.  Exhibits

             Exhibit 4.1 (a)           Pooling and Servicing Agreement, dated
                                       as of October 1, 1993, between Greenwood
                                       Trust Company as Master Servicer,
                                       Servicer and Seller and U.S. Bank
                                       National Association (formerly First
                                       Bank National Association, successor
                                       trustee to Bank of America Illinois,
                                       formerly Continental Bank, National
                                       Association) as Trustee (incorporated by reference to Exhibit 4.1 of Discover
                                       Card Master Trust I's Registration
                                       Statement on Form S-1 (Registration No.
                                       33-71502), filed on November 10, 1993).

             Exhibit 4.1 (b)           First Amendment to Pooling and Servicing
                                       Agreement, dated as of August 15, 1994,
                                       between Greenwood Trust Company as
                                       Master Servicer, Servicer and Seller and
                                       U.S. Bank National Association (formerly
                                       First Bank National Association,
                                       successor trustee to Bank of America
                                       Illinois, formerly Continental Bank,
                                       National Association) as Trustee
                                       (incorporated by reference to Exhibit
                                       4.4 of Discover Card Master Trust I's
                                       Current Report on Form 8-K, dated August
                                       1, 1995 and filed on August 10, 1995,
                                       File No. 0-23108).

             Exhibit 4.1 (c)           Second Amendment to Pooling and
                                       Servicing Agreement, dated as of
                                       February 29, 1996, between Greenwood
                                       Trust Company as Master Servicer,
                                       Servicer and Seller and U.S. Bank
                                       National Association (formerly First
                                       Bank National Association, successor
                                       trustee to Bank of America Illinois,
                                       formerly Continental Bank, National
                                       Association) as Trustee (incorporated by reference to Exhibit 4.4 of Discover
                                       Card Master Trust I's Current



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                                       Report on Form 8-K, dated April 30, 1996
                                       and filed on May 1, 1996, File No.
                                       0-23108).

             Exhibit 4.1 (d)           Third Amendment to Pooling and Servicing
                                       Agreement, dated as of March 30, 1998,
                                       between Greenwood Trust Company as
                                       Master Servicer, Servicer and Seller and
                                       U.S. Bank National Association (formerly
                                       First Bank National Association,
                                       successor trustee to Bank of America
                                       Illinois, formerly Continental Bank,
                                       National Association) as Trustee.

             Exhibit 4.2 Series Supplement, dated as of April 9, 1998, between Greenwood Trust Company as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee, with respect to Series 1998-4, including form of Class A Certificate and form of Class B Certificate (incorporated by reference to Exhibit
                                       4.1 of Discover Card Master Trust I's
                                       Current Report on Form 8-K, dated April
                                       9, 1998, File No. 0-23108).

             Exhibit 99.1 Prospectus Supplement dated April 3, 1998 and Prospectus dated April 3, 1998 with respect to the 5.75% Class A Credit Card Pass-Through Certificates and the 5.90% Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 1998-4.



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                                  Signature

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           Discover Card Master Trust I
                                           (Registrant)

                                           By:  Greenwood Trust Company
                                           (Originator of the Trust)



Dated:  April 9,1998                  By:  /s/ John J. Coane
                                           ----------------------------------
                                                  John J. Coane
                                                  Vice President, Director of
                                                  Accounting and Treasurer









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                                EXHIBIT INDEX



Exhibit No.                                                                Page
-----------                                                                ----

  4.1(a)            Pooling and Servicing Agreement, dated as of           ---
                    October 1, 1993, between Greenwood Trust
                    Company as Master Servicer, Servicer and Seller
                    and U.S. Bank National Association (formely First
                    Bank National Association, successor trustee to
                    Bank of America Illinois, formerly Continental
                    Bank, National Association) as Trustee
                    (incorporated by reference to Exhibit 4.1 of
                    Discover Card Master Trust I's Registration
                    Statement on Form S-1 (Registration No.
                    33-71502), filed on November 10, 1993).

  4.1 (b)           First Amendment to Pooling and Servicing               ---
                    Agreement, dated as of August 15, 1994, between
                    Greenwood Trust Company as Master Servicer,
                    Servicer and Seller and U.S. Bank National
                    Association (formely First Bank National
                    Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference
                    to Exhibit 4.4 of Discover Card Master Trust I's
                    Current Report on Form 8-K, dated August 1,
                    1995 and filed on August 10, 1995, File No. 0-
                    23108).

  4.1(c)            Second Amendment to Pooling and Servicing              ---
                    Agreement, dated as of February 29, 1996,
                    between Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association (formely First Bank National
                    Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee (incorporated by reference
                    to Exhibit 4.4 of Discover Card Master Trust I's
                    Current Report on Form 8-K, dated April 30, 1996
                    and filed on May 1, 1996, File No. 0-23108).



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

  4.1 (d)           Third Amendment to Pooling and Servicing
                    Agreement, dated as of March 30, 1998, between Greenwood Trust Company as Master Servicer,
                    Servicer and Seller and U.S. Bank National
                    Association (formerly First Bank National
                    Association, successor trustee to Bank of America
                    Illinois, formerly Continental Bank, National
                    Association) as Trustee.

  4.2               Series Supplement, dated as of April 9, 1998,         ---
                    between Greenwood Trust Company as Master
                    Servicer, Servicer and Seller and U.S. Bank
                    National Association as Trustee, with respect to
                    Series 1998-4, including form of Class A
                    Certificate and form of Class B Certificate
                    (incorporated by reference to Exhibit 4.1 of
                    Discover Card Master Trust I's Current Report on
                    Form 8-K, dated April 9, 1998, File No. 0-
                    23108).

  99.1              Prospectus Supplement dated April 3, 1998 and
                    Prospectus dated April 3, 1998 with respect to the 5.75% Class A Credit Card Pass-Through
                    Certificates and the 5.90% Class B Credit Card
                    Pass-Through Certificates of Discover Card
                    Master Trust I, Series 1998-4.



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